Concentration of Risk	6 Months Ended
Jun. 30, 2026
Concentration of Risk [Abstract]
Concentration of risk

Note 14 — Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and short-term investments. In China, the insurance coverage for cash deposits of each bank is RMB 500,000. As of June 30, 2026, cash balance of RMB 203,002,597 (USD 29,805,546) was deposited with financial institutions located in China, of which RMB 168,629,078 (USD 24,758,707) was subject to credit risk. The Hong Kong Deposit Protection Board pays compensation up to a limit of HKD 800,000 if the bank with which an individual/a company hold its eligible deposit fails. As of June 30, 2026, cash balance of HKD 401,622,851 approximately RMB 348,829,527 (USD 51,216,363) was maintained at financial institutions in Hong Kong, of which HKD 389,423,481 approximately RMB 338,233,765 (USD 49,660,656) was subject to credit risk. The Singapore Deposit Insurance Corporation Limited (SDIC) insures deposits in a Deposit Insurance (DI) Scheme member bank or finance company up to SGD 100,000 per depositor per Scheme member. As of June 30, 2026, cash balance of SGD 133,534,911 approximately RMB 747,128,561 (USD 109,696,011) was maintained at DI Scheme banks in Singapore, of which SGD 141,459,883 approximately RMB 744,149,716 (USD 109,258,647) was subject to credit risk. In the US, the insurance coverage of each bank is USD 250,000. As of June 30, 2026, cash balance of USD 7,642,623 (RMB 52,053,140) was deposited with a financial institution located in US, of which USD 6,847,935 (RMB 46,640,604) was subject to credit risk.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

Customer concentration risk

For the six months ended June 30, 2025, two customers accounted for 13.50% and 11.23% of the Company’s total revenues. For the six months ended June 30, 2026, two customers accounted for 29.40% and 15.01% of the Company’s total revenues.

As of December 31, 2025, three customers accounted for 39%, 15% and 13% of the Company’s accounts receivable, respectively. As of June 30, 2026, four customers accounted for 27%, 18%, 12% and 10% of the Company’s accounts receivable.

Vendor concentration risk

For the six months ended June 30, 2025, three vendors accounted for 16.62%, 12.67% and 11.45% of the Company’s total purchases. For the six months ended June 30, 2026, three vendors accounted for 20.03%, 11.77% and 10.86% of the Company’s total purchases.

As of December 31, 2025, five vendors accounted for 32%, 21%, 11%, 11% and 10% of the Company’s accounts payable, respectively. As of June 30, 2026, five vendors accounted for 25%, 15% 14%, 12% and 10% of the Company’s accounts payable.